EXHIBIT 99.1






EFC BANCORP, INC.



                                  PRESS RELEASE

                                EFC BANCORP, INC.

                          ANNOUNCES ANNUAL MEETING DATE




      CONTACT:    Barrett J. O'Connor

                  President and Chief Executive Officer

                  EFC Bancorp, Inc.

                  (847) 741-3900


      Elgin, Illinois, January 10, 2003 -- EFC Bancorp, Inc. (AMEX:EFC)

announced today that its Annual Meeting of Shareholders will be held on April

22, 2003, at 2:00 p.m. Central Time, at the Best Western Plaza Hotel &

Convention Center, 345 West River Road, Elgin, Illinois 60123.